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                                                                   Exhibit 10.36

                              PURCHASE AGREEMENT

     THIS AGREEMENT is made as of the 3rd day of February 2000, by and between NPS Pharmaceuticals Inc. (the "Company"), a corporation organized under the laws of the State of Delaware, with its principal offices at 420 Chipeta Way, Salt Lake City, Utah, 84108, and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser").

     IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

     SECTION 1.  Authorization of Sale of the Shares.  Subject to the terms and
                 -----------------------------------
conditions of this Agreement, the Company has authorized the sale of up to 4,000,000 shares (the "Shares") of common stock, par value US$0.001 per share (the "Common Stock"), of the Company.

     SECTION 2.  Agreement to Sell and Purchase the Shares.  At the Closing (as
                 -----------------------------------------
defined in Section 3), the Company will sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Shares (at the purchase price) shown below:

     Number to Be       Price Per Share         Aggregate Purchase Price
      Purchased         In U.S. Dollars             in U.S. Dollars
     ------------       ---------------         ------------------------



     The Company proposes to enter into this same form of purchase agreement with certain other investors (the "Other Purchasers") and expects to complete sales of the Shares to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the "Purchasers," and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Agreements." The term "Placement Agent" shall mean Prudential Vector Healthcare Group, a unit of Prudential Securities Incorporated.

     SECTION 3.  Delivery of the Shares at the Closing.  The completion of the
                 -------------------------------------
purchase and sale of the Shares (the "Closing") shall occur as soon as practicable and as agreed by the parties hereto following notification by the staff of the U.S. Securities and Exchange Commission (the "Commission") to the Company of the staff's willingness to declare effective the registration statement to be filed by the Company pursuant to Section 7.1 hereof (the "Registration Statement") at a place and time (the "Closing Date") to be agreed upon by the Company and the Placement Agent and of which the Purchasers will be notified by facsimile transmission or otherwise.

     At the Closing, the Company shall deliver to the Purchaser one or more stock certificates registered in the name of the Purchaser, or in such nominee name(s) as may be designated by the Purchaser in writing, representing the number of Shares set forth in Section 2 above and bearing an appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereof and Rule 506 thereunder. The Company will promptly substitute one or more replacement certificates without the legend at such time as the Registration State-

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ment becomes effective. The name(s) in which the stock certificates are to be registered are set forth in the Stock Certificate Questionnaire attached hereto as part of Appendix I. The Company's obligation to complete the purchase and sale of the Shares and deliver such stock certificate(s) to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of same-day funds in the full amount of the purchase price for the Shares being purchased hereunder;
(b) completion of the purchases and sales under the Agreements with all of the Other Purchasers; and (c) the accuracy of the representations and warranties made by the Purchasers and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing. The Purchaser's obligation to accept delivery of such stock certificate(s) and to pay for the Shares evidenced thereby shall be subject to the following conditions: (a) the staff of the Commission having notified the Company of the staff's willingness to declare the Registration Statement effective on or prior to the 75th day after the date the Registration Statement was filed by the Company; and (b) the accuracy in all material respects of the representations and warranties made by the Company herein and the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to Closing, including the Company's undertaking to prepare and file the Registration Statement pursuant to Section 7.1(a) hereof. The Purchaser's obligations hereunder are expressly not conditioned on the purchase by any or all of the Other Purchasers of the Shares that they have agreed to purchase from the Company.

     SECTION 4.  Representations, Warranties and Covenants of the Company.  The
                  -------------------------------------------------------
Company hereby represents and warrants to, and covenants with, the Purchaser, as of the date hereof and as of the Closing, as follows:

     4.1  Organization and Qualification.  The Company is a corporation duly
          ------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware. NPS Holdings Company, a wholly owned subsidiary of the Company, is an unlimited liability company existing under the laws of the Province of Nova Scotia, and is validly existing and in good standing under the laws of Nova Scotia. NPS Allelix Inc., a direct wholly-owned subsidiary of NPS Holdings, is a company limited by shares, existing under the laws of the Province of Nova Scotia, and is validly existing and in good standing under the laws of Nova Scotia. NPS Allelix Corp. is a majority owned subsidiary of NPS Allelix Inc., existing under the laws of the Province of Ontario, and is validly existing and in good standing under the laws of Ontario. Allelix Neuroscience, Inc. is a wholly owned subsidiary of NPS Allelix Corp., existing under the laws of the State of New Jersey, and is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey. The Company has no subsidiaries (as defined in the Securities Act) other than NPS Holdings Company, NPS Allelix Inc., NPS Allelix Corp, and Allelix Neuroscience Inc. (collectively referred to herein as the "Subsidiaries"). The Company and each of its Subsidiaries has the power and authority, corporate or otherwise, as appropriate, to own, lease and operate its properties and to conduct its business as described in the Confidential Private Placement Memorandum, dated January 27, 2000 prepared by the Company, including all Exhibits, supplements and amendments thereto and documents expressly incorporated by reference in any Exhibits (the "Private Placement Memorandum") and to enter into and perform its obligations under this Agreement; and the Company and each of its Subsidiaries is duly qualified as a foreign corporation or other appropriate entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not individually or in the aggregate have a material adverse effect on the condition (fi-

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nancial or otherwise), earnings, properties, business, prospects or results of operations of the Company and the Subsidiaries (a "Material Adverse Effect").

     4.2  Authorized Capital Stock.  The Company had authorized and outstanding
          ------------------------
capital stock as set forth under the heading "Capitalization" in the Private Placement Memorandum as of the date set forth therein; the issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all U.S. federal and state securities laws, were not issued in violation of or are not otherwise subject to any preemptive or other similar rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Private Placement Memorandum. Except as disclosed in the Private Placement Memorandum and options issued under the Company's stock plans after January 27, 2000, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any shares of capital stock of any subsidiary and there is no commitment, plan or arrangement to issue any securities or obligations convertible into any shares of capital stock of the Company or its Subsidiaries or any such options, rights, convertible securities or obligations. The description of the Company's capital stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder, contained in the Private Placement Memorandum accurately and fairly presents the information required to be shown with respect to such capital stock, plans, arrangements, options and rights.

     4.3  Issuance, Sale and Delivery of the Shares.  The Shares have been duly
          -----------------------------------------
authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will conform in all material respects to the description thereof set forth in the Private Placement Memorandum. The issued shares of capital stock of each of the Company's Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company free and clear of any perfected security interest, or any other security interests, liens, encumbrances, equities or claims. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. Except for rights disclosed in the Private Placement Memorandum, no stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement) to request or require the Company to register the sale of any shares owned by such stockholder under the United States Securities Act in the Registration Statement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein.

     4.4  Due Execution, Delivery and Performance of the Agreements.  The
          ---------------------------------------------------------
Company has full legal right, corporate power and authority to enter into the Agreements and perform the transactions contemplated hereby and thereby. The Agreements have been duly authorized, executed and delivered by the Company.
The execution, delivery and performance of the Agreements by the Company and the consummation of the transactions herein and therein contemplated will not violate any provision of the organizational documents of the Company or any of its Subsidiaries and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets or property of the Company or any of its Subsidiaries pursuant to the

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terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective assets or properties may be bound or affected or, to the Company's knowledge, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its Subsidiaries or any of their respective properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution, delivery and performance of the Agreements or the consummation of the transactions contemplated hereby or thereby, except for compliance with the Blue Sky laws and U.S. federal securities laws applicable to the offering of the Shares. Upon their execution and delivery, and assuming the valid execution thereof by the respective Purchasers, the Agreements will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.3 hereof may be legally unenforceable.

     4.5  Accountants.  KPMG LLP have expressed their opinion with respect to
          -----------
the audited consolidated financial statements to be incorporated by reference into the Registration Statement and the Prospectus which forms a part thereof from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations"). The financial statements consisting of the Allelix and NPS Unaudited Pro Forma Condensed Consolidated Financial Statements and the Allelix Audited Consolidated Financial Statements for the year ended August 31, 1999 (including all notes and schedules thereto) included in the Private Placement Memorandum present fairly the financial position, the results of operations, the statements of cash flows and the statements of stockholders' equity and the other information purported to be shown therein of the Company and its Subsidiaries at the respective dates and for the respective periods to which they apply and such consolidated financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved.

     4.6  No Defaults.  Neither the Company nor any of its Subsidiaries is (i)
          -----------
in violation or default of any provision of its certificate of incorporation, bylaws or other organizational documents, or (ii) in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its assets or properties are bound, except for violations, breaches and defaults which individually or in the aggregate would not have a Material Adverse Effect; and there does not exist any state of fact which, with notice or lapse of time or both, would constitute an event of default on the part of the Company or any of its Subsidiaries as defined in such documents, except such defaults which individually or in the aggregate would not have a Material Adverse Effect.

                                       4
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     4.7  Contracts.  The contracts described in the Private Placement
          ---------
Memorandum as being in effect on the date hereof that are material to the Company, are in full force and effect on the date hereof, and neither the Company nor any of its Subsidiaries, nor to the Company's knowledge, is any other party in breach of or default under any of such contracts which would have a Material Adverse Effect.

     4.8  No Actions.  There are no legal or governmental actions, suits or
          ----------
proceedings pending or, to the Company's knowledge, threatened to which the Company or any of its Subsidiaries are or may be a party or of which property owned or leased by the Company or any of its Subsidiaries are or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, individually or in the aggregate, might prevent or might reasonably be expected to materially and adversely affect the transactions contemplated by this Agreement or result in a material adverse change in the condition (financial or otherwise), properties, business, prospects or results of the operations of the Company and its Subsidiaries, taken as a whole (a "Material Adverse Change"); and no labor disturbance by the employees of the Company or any of its Subsidiaries exists or, to the Company's knowledge, is imminent which might reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Private Placement Memorandum, neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body administrative agency or other governmental body.

     4.9  Properties.  Each of the Company and its Subsidiaries has good and
          ----------
marketable title to all the properties and assets required for the continued conduct of its business as described in the Private Placement Memorandum, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except
(i) those, if any, reflected in the Financial Statements (including the notes thereto), or (ii) those which are not material in amount and do not materially and adversely affect the use made and intended to be made of such property by the Company or its Subsidiaries. Each of the Company and its Subsidiaries holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company and its Subsidiaries, taken as a whole. Except as disclosed in the Private Placement Memorandum, each of the Company and its Subsidiaries owns or leases all such properties as are necessary to its operations as now conducted.

     4.10 No Material Change.  Since September 30, 1999 (i) neither the Company
          ------------------
nor its Subsidiaries have incurred any liabilities or obligations, indirect, or contingent, or entered into any verbal or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings of the Company or its Subsidiaries or in a Material Adverse Effect; (ii) neither the Company nor its Subsidiaries have sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) neither the Company nor its Subsidiaries have paid or declared any dividends or other distributions with respect to its capital stock and neither the Company nor its Subsidiaries is in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock of the Company or any of its Subsidiaries other than the issuance of capital stock in connection with the acquisition of Allelix Biopharmaceuticals Inc., the sale of the Shares hereunder and shares or options issued pursuant to exercise of outstanding warrants or employee and director stock option plans approved by the Company's or such Subsidiaries' Board of Directors, as the case may be, or indebtedness material to the Company or any of its

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Subsidiaries (other than in the ordinary course of business); and (v) there has not been a change that would result in a Material Adverse Change.

     4.11 Intellectual Property.  Except as otherwise specifically disclosed in
          ---------------------
the Private Placement Memorandum, (i) the Company and its Subsidiaries own or have obtained valid licenses, options or rights to use for the material inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights and trade secrets necessary for the conduct of the Company's and its Subsidiaries' respective businesses as currently conducted and as the Private Placement Memorandum indicates the Company and its Subsidiaries contemplate conducting in all material respects (collectively, the "Intellectual Property"); (ii) neither the Company nor any of its Subsidiaries has received notice of any third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company or its Subsidiaries for the product indications described in the Private Placement Memorandum that would preclude the Company or its Subsidiaries from conducting their respective businesses as currently conducted and as the Private Placement Memorandum indicates the Company and its Subsidiaries contemplate conducting in all material respects; (iii) to the Company's knowledge there are currently no sales of any products that would constitute an infringement by third parties of any material Intellectual Property owned, licensed or optioned by the Company or its Subsidiaries; (iv) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company or its Subsidiaries in or to any material Intellectual Property owned, licensed or optioned by the Company or its Subsidiaries; (v) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any material Intellectual Property owned, licensed or optioned by the Company or its Subsidiaries; and (vi) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company or its Subsidiaries infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary right of others as would reasonably be expected to result in a Material Adverse Effect.

     4.12 Compliance.  Neither the Company nor any of its Subsidiaries has been
          ----------
advised, and has no reason to believe, that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance would not individually or in the aggregate have a Material Adverse Effect.

     4.13 Taxes.  Each of the Company and its Subsidiaries has filed or obtained
          -----
filing extensions with respect to all federal, state, provinical, local and foreign income and franchise tax returns material to the Company and the Subsidiaries, and has paid or accrued all taxes shown as due thereon, and neither the Company nor any of its Subsidiaries has knowledge of a tax deficiency which has been or might be asserted or threatened against it which would reasonably be expected to have a Material Adverse Effect.

     4.14 Transfer Taxes.  On the Closing Date, all stock transfer or other
          --------------
taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

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     4.15 Insurance.  Each of the Company and its Subsidiaries maintains
          ---------
insurance of the type and in the amount that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company or its Subsidiaries against risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

     4.16 Contributions.  Neither the Company at any time since its
          -------------
incorporation nor its Subsidiaries at any time since they were acquired or formed by the Company have, directly or indirectly, (i) made any unlawful contribution to any candidate for public office, or failed to disclose fully where required by law any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

     4.17 Investment Company.  The Company is not an "investment company" or an
          ------------------
"affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the United States Investment Company Act of 1940, as amended.

     4.18 Offering Materials.  The Company has not distributed and will not
          ------------------
distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares other than the Private Placement Memorandum or any amendment or supplement thereto. The Company has not nor will it take any action independent of the Placement Agent to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Shares, as contemplated by this Agreement, within the provisions of Section 5 of the Securities Act.

     4.19 Related Party Transactions.  No transaction has occurred between or
          --------------------------
among the Company and its affiliates, officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in the Company's reports and other filings under the United States Securities Exchange Act of 1934 (the "Exchange Act") attached as Exhibits to the Private Placement Memorandum that is not so described.

     4.20 Books and Records.  The books, records and accounts of the Company
          -----------------
accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company, all to the extent required by generally accepted accounting principles. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability,
(iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     4.21 Additional Information.  The Company represents and warrants that each
          ----------------------
of the following documents, which the Placement Agent has furnished to the Purchaser, or will furnish prior to the Closing, as of its date (or date of filing with the Commission, as applicable), does not or will not contain an untrue statement of a material fact or omit or will omit to state a material

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fact necessary in order to make the statements therein, in the light of the circumstances under which they were or will be made, not misleading:

     (a) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998;

     (b) the Company's Quarterly Reports on Form 10-Q for the periods ended March 31, 1999, June 30, 1999 and September 30, 1999;

     (c) the Company's Proxy Statement dated April 21, 1999 for the 1999 Annual Meeting of Stockholders;

     (d) the Company's Proxy Statement dated November 17, 1999 for the special Meeting of Stockholders related to the acquisition by NPS of Allelix Biopharmaceuticals Inc.;

     (e) the Company's current reports on Form 8-K filed with the Commission on October 1, 1999, November 12, 1999, November 18, 1999 and January 10, 2000;

     (f)  the Resale Registration Statement on Form S-3;

     (g) the Private Placement Memorandum, including all addenda and exhibits thereto (other than the Appendices); and

     (h) all other documents, if any, filed by the Company with the Securities and Exchange Commission since January 27, 2000, pursuant to the reporting requirements of the Exchange Act.

     4.23 Legal Opinions.  Prior to the Closing and as a condition to the
          --------------
Purchaser's obligation hereunder, counsel to the Company will deliver to the Placement Agent said counsel's legal opinion concerning the issuance of the Shares in form and substance as agreed with the Placement Agent. The opinion shall also state that each of the Purchasers may rely thereon as though it were addressed directly to such Purchaser.

     4.24 Certificate.  At the Closing, the Company will deliver to the
          -----------
Purchaser a certificate executed by the Chairman of the Board or President and the chief financial or accounting officer of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Purchasers, to the effect that the representations and warranties of the Company set forth in this
Section 4 are true and correct in all material respects as of the date of this Agreement and as of the Closing Date and the Company has complied with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date.

     4.25 Year 2000 Compliance.  The Company has not experienced, nor does the
          --------------------
Company have reason to believe that one will arise, a Year 2000 Problem that would have a Material Adverse Effect on the Company. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after

December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

     SECTION 5.  Representations, Warranties and Covenants of the Purchaser.
                 ----------------------------------------------------------

     (a) The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares; (ii) the Purchaser is acquiring the number of Shares set forth in Section 2 above in the ordinary course of its business and for its own account for investment (as defined for purposes of the Hart-Scott-Rodino Antitrust Improvement Act of 1976 and the regulations thereunder) only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares within the meaning of Section 2(11) of the Securities Act; (iii) the Purchaser will not directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and the Rules and Regulations thereunder; (iv) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire and the Stock Certificate Questionnaire, both attached hereto as Appendix I, for use in preparation of the Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement; (v) the Purchaser has, in connection with its decision to purchase the number of Shares set forth in Section 2 above, relied solely upon the Private Placement Memorandum and the documents included therein and the representations and warranties of the Company contained herein and not on any other information concerning the Company or the offering; (vi) the Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

     (b) The Purchaser hereby covenants with the Company not to make any sale of the Shares under the Registration Statement without effectively causing the prospectus delivery requirement under the Securities Act, and the Purchaser acknowledges and agrees that such Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate officer's certificate: (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement, the Securities Act and the Rules and Regulations and any applicable state securities or blue sky laws and (B) the requirement of delivering a current prospectus has been satisfied. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment or supplement to the Registration Statement or the Prospectus has been filed by the Company and any such amendment to the Registration Statement is declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said prospectus. The Purchaser further covenants to notify the Company promptly of the sale of all of its Shares.

     (c) The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action, obtained all necessary consents and has satisfied or will satisfy all notification and filing requirements necessary to authorize the execution, delivery and performance of this Agreement by the Purchaser, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section 7.3 hereof may be legally unenforceable.

     (d) If the Purchaser is resident in Canada, then such Purchaser hereby represents and warrants, together with the other representations and warranties herein, to the Company and every agent who is receiving a commission in respect of the sale of Shares to such Purchaser and any ultimate purchaser for whom such Purchaser is acting as agent:

          (A) is resident in the Province of Ontario, Quebec or British Columbia (collectively, the "Private Placement Provinces");

          (B) is entitled under applicable provincial securities laws to purchase Shares without the benefit of a prospectus qualified under the securities laws of the relevant Private Placement Province and, in the case of Private Placement Province other than Ontario, without the services of a dealer registered pursuant to such securities laws;

          (C) has reviewed the terms referred to in the Private Placement Memorandum under the heading "Resale Restrictions", and understands that the Shares have not been qualified for distribution to the public in any province or territory of Canada, and that any resale of the Shares must be made (i) through an appropriately registered dealer or in accordance with an exemption from the registration requirements of applicable securities laws, and (ii) in accordance with, or pursuant to an exemption from, the prospectus requirements of such laws, which vary depending on the province, provided that such resale restrictions may not apply to resales made outside of Canada, depending on the circumstances;

          (D) if in Ontario, (i) is purchasing Shares as principal having an aggregate acquisition cost of not less than Cdn.$150,000, (ii) has been recognized by the Ontario Securities Commission as an "exempt purchaser" and is purchasing as principal, or (iii) is a "portfolio adviser" within the meaning of Ontario Securities Commission Rule 45-504 ("Rule 45-504") and is purchasing Shares on behalf of a "managed account" within the meaning of Rule 45-504;

          (E) if in Quebec, (i) is purchasing Shares for his own account with an aggregate acquisition cost of not less than Cdn.$150,000, in accordance with section 51 of the Securities Act (Quebec), and is not a company established solely to purchase securities on the basis of the prospectus exemption provided for therein; (ii) is a "sophisticated purchaser" within the meaning of Section 44 of the Securities Act (Quebec) purchasing as principal, or (iii) is a "sophisticated purchaser" within the meaning of Section 45 of the Securities Act (Quebec) purchasing for the portfolio of a person managed solely by it;

          (F) if in British Columbia, is not an individual and (i) is purchasing as principal Shares having an aggregate acquisition cost of not less than Cdn.$97,000, or (ii) has been designated as an "exempt purchaser" in an order made by the executive director of the British Columbia Securities Commission and is purchasing Shares as principal; provided that the Purchaser shall be deemed to be acting as principal where the Purchaser is a portfolio manager purchasing Shares as agent for an account that is fully managed by the Purchaser; and

          (G) it is the Purchaser's express wish, and the Purchaser agrees, that all documents evidencing or relating in any way to the sale of the Shares be drafted in the English language only. L'acheteur des action reconnait que c'est sa volonte expresse que tous les documents faisant foi ou se rapportant de quelque maniere a la vente des actions soient rediges uniquement en anglais.

     SECTION 6.  Survival of Representations, Warranties and Agreements.
                 ------------------------------------------------------
Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.

     SECTION 7.  Registration of the Shares; Compliance with the Securities Act.
                 --------------------------------------------------------------

     7.1  Registration Procedures and Expenses.  The Company shall:
          ------------------------------------

     (a) as soon as practicable, prepare and file with the Commission the Registration Statement on Form S-3 relating to the sale of the Shares by the Purchaser from time to time on the Nasdaq National Market or the facilities of any national securities exchange on which the Company's Common Stock is then traded or in privately-negotiated transactions;

     (b) use its reasonable efforts, subject to receipt of necessary information from the Purchasers, to cause the staff of the Commission to notify the Company of the staff's willingness to declare the Registration Statement effective within 75 days after the Registration Statement is filed by the Company;

     (c) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier of (i) two years after the effective date of the Registration Statement or (ii) the date on which the Shares may be resold by the Purchasers without registration by reason of Rule 144(k) under the Securities Act or any other rule of similar effect;

     (d) furnish to the Purchaser with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser; provided, however, that the obligation of the Company to deliver copies of prospectuses to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses;

     (e) file documents required of the Company for normal blue sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

     (f) bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any.

     7.2  Transfer of Shares After Registration.  The Purchaser agrees that it
          -------------------------------------
will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 7.1, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

     7.3  Indemnification. For the purpose of this Section 7.3:
          ---------------

          (i) the term "Purchaser/Affiliate" shall mean the Purchaser and any person who controls the Purchaser within the meaning of Section 15 of the Securities Act; and
          (ii) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1.

     (a) The Company agrees to indemnify and hold harmless each of the Purchasers and each Purchaser/Affiliate, against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchasers or such Purchaser/Affiliate may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading in light of the circumstances under which they were made, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will reimburse the Purchaser and each such Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such Purchaser/Affiliate in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use therein, or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Sections 5(b) or 7.2 hereof re-specting the sale of the Shares, or (iii) the inaccuracy of any representations made by such Purchaser herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

     (b) Each of the Purchasers will severally indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Sections 5(b) or
          7.2 hereof respecting the sale of the Shares or (ii) the inaccuracy of any representation made by such Purchaser herein or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

     (c) Promptly after receipt by an indemnified party under this Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3 promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section
          7.3 or to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemni-fied party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party in the case of paragraph (a), representing all of the indemnified parties who are parties to such action, or (ii) the indemnified party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

     (d) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs
          (a), (b) or (c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of Common Stock or
          (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Shares purchased by such Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount such Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The relative fault of the Company on the one hand and each Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or war-ranty relates to information supplied by the Company or by such Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph
          (c) of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph
          (c) for purposes of indemnification. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, no Purchaser shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     The Purchasers' obligations to contribute pursuant to this Section 7.3 are several and not joint.

     7.4  Termination of Conditions and Obligations.  The restrictions imposed
          -----------------------------------------
by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares on the date all such Shares are eligible for sale under Rule 144(k) or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

     7.5  Information Available.  So long as the Registration Statement is
          ---------------------
effective covering the resale of Shares owned by the Purchaser, the Company will furnish to the Purchaser:

     (a) as soon as practicable after available (but in the case of the Company's Annual Report to Stockholders, within 120 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K, (iii) its Quarterly Reports on Form 10-Q,
          (iv) its Current Reports on Form 8-K, and (v) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);

     (b) upon the reasonable request of the Purchaser, all exhibits excluded by the parenthetical to subparagraph (a)(v) of this Section 7.5;

     (c) upon the reasonable request of the Purchaser, a reasonable number of copies of the prospectuses to supply to any other party requiring such prospectuses; and

     (d) upon the reasonable request of the Purchaser, the Company will meet with the Purchaser or a representative thereof at the Company's headquarters to discuss information relevant for disclosure in the Registration Statement covering the Shares, subject to appropriate confidentiality limitations as the Company may reasonably require.

     SECTION 8.  Broker's Fee.  The Purchaser acknowledges that the Company
                 ------------
intends to pay to the Placement Agent a fee in respect of the sale of the Shares to the Purchaser and that the Placement Agent intends to enter into agreements with the parties listed on Exhibit A attached hereto, and that such parties may receive a portion of the fee payable by the Company to the Placement Agent. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser.

     SECTION 9.  Notices.  All notices, requests, consents and other
                 -------
communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

     (a)  if to the Company, to:

          NPS Pharmaceuticals, Inc.
          420 Chipeta Way
          Salt Lake City, UT 84108
          Attention:  V.P. Corporate Development and Legal Affairs
          Facsimile:  (801) 583-4961

     or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

     (b) if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

     SECTION 10.  Changes.  This Agreement may not be modified or amended except
                  -------
pursuant to an instrument in writing signed by the Company and the Purchaser.

     SECTION 11.  Headings.  The headings of the various sections of this
                  --------
Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     SECTION 12.  Severability.  In case any provision contained in this
                  ------------
Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     SECTION 13.  Governing Law.  This Agreement shall be governed by and
                  -------------
construed in accordance with the laws of the State of New York and the federal law of the United States of America, without regard to conflicts of law provisions.

     SECTION 14.  Counterparts.  This Agreement may be executed in two or more
                  ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                      NPS PHARMACEUTICALS, INC.


                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

Print or Type:

     Name of Purchaser (Individual or Institution):

     ________________________________________

     Name of Individual representing Purchaser (if an Institution)

     ________________________________________

     Title of Individual representing Purchaser (if an Institution)

     ________________________________________

Signature by:

     Individual Purchaser or Individual
     representing Purchaser:

     ________________________________________

     Address:    ____________________________
                 ____________________________
     Telephone:  ____________________________
     Facsimile:  ____________________________

                                  Appendix I
                                 (one of two)

                           NPS PHARMACEUTICALS, INC.

                        STOCK CERTIFICATE QUESTIONNAIRE

     Pursuant to Section 3 of this Agreement, please provide us with the following information:

1. The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

     ___________________________________________________________________________

1. The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above:

     ___________________________________________________________________________

1. The mailing address of the Registered Holder listed in response to item 1 above:

     ___________________________________________________________________________

1. The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

     ___________________________________________________________________________

                           NPS PHARMACEUTICALS INC.

                     REGISTRATION STATEMENT QUESTIONNAIRE

     In connection with the preparation of the Registration Statement, please provide us with the following information:

1. Pursuant to the "Selling Stockholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

2. Please provide the number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Agreement and those shares purchased by you or your organization through other transactions:

3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

                      _____  Yes               _____  No

     If yes, please indicate the nature of any such relationships below:

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

                                  APPENDIX II

Attention:

                  PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE

     The undersigned, [an officer of, or other person duly authorized by] __________________ [fill in official name of individual or institution] hereby certifies that he/she [said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on ________ [date] in accordance with Registration Statement number _______ [fill in the number of or otherwise identify Registration Statement] and the requirement of delivering a current prospectus by the Company has been complied with in connection with such sale.

Print or Type:

     Name of Purchaser
     (Individual or Institution):

     ________________________________________

     Name of Individual representing Purchaser (if an  Institution)

     ________________________________________

     Title of Individual representing Purchaser (if an Institution):

     ________________________________________

Signature by:

     Individual Purchaser or Individual representing Purchaser:

     ________________________________________